                                                                      EXHIBIT 10


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of this ___ day of July, 1998 by and among UNITED COMPANIES FINANCIAL CORPORATION, a corporation organized under the laws of Louisiana (the "Borrower"), FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina) ("First Union") and CREDIT SUISSE FIRST BOSTON (together with First Union the "Increasing Lenders") and First Union, in its capacity as Agent for the Lenders referred to below (the "Agent").

                              Statement of Purpose

         Pursuant to the Credit Agreement dated as of April 10, 1997, by and among the Borrower, the lenders who are or may become party thereto (the "Lenders") and the Agent (as amended, restated or otherwise modified, the "Credit Agreement"), the Lenders agreed to extend certain credit facilities to the Borrower.

         The parties hereto now desire to amend the Credit Agreement in order to increase the Aggregate Commitment from $800,000,000 to $850,000,000 and to reflect the revised Commitments of the Lenders on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect.

         2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         3. Modification of Credit Agreement. The Credit Agreement is hereby modified as follows:

         (a) Section 1.1 is hereby modified to delete the definition of "Aggregate Commitment" therein and to insert the following in lieu thereof:

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced, increased or modified at any time or from time to time pursuant to the terms hereof. Beginning on the First Amendment Closing Date, the Aggregate Commitment shall be EIGHT HUNDRED AND FIFTY MILLION DOLLARS ($850,000,000).

         (b) Section 1.1 is hereby modified to delete the definition of "Lender" therein and to insert the following in lieu thereof:

         "'Lender' means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 2.10 or 13.10."

         (c) Section 1.1 is hereby modified to add in appropriate alphabetical order the following defined term:

         "First Amendment Closing Date" means July __, 1998."

         (d) Schedule 1 shall be deleted in its entirety and Schedule 1 attached hereto shall be substituted in lieu thereof.

         4. Conditions. The effectiveness of the amendments set forth herein shall be conditioned upon delivery to the Agent of the following items:

                  (a) Revolving Credit Notes. The Borrower shall issue and deliver to the Agent, with respect to each of the Increasing Lenders, in exchange for the Revolving Credit Notes outstanding in favor of such Increasing Lenders, new Revolving Credit Notes, payable to each such Increasing Lender in the amount of such Increasing Lender's respective Commitment as set forth on Schedule 1 attached hereto.

                  (b) Competitive Bid Notes. The Borrower shall issue and deliver to the Agent, in exchange for the Competitive Bid Notes outstanding, new Competitive Bid Notes, payable to each Lender (including each of the Increasing Lenders) in the amount of the Aggregate Commitment (as such amount has been increased pursuant to the terms of this First Amendment).

                  (c) Officer's Certificate of the Borrower. The Agent shall have received a certificate from the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Agent, to the effect that to the best knowledge of such officer all representations and warranties of the Borrower and each Guarantor contained in the Credit Agreement (as amended by this First Amendment) and the other Loan Documents are true, correct and complete; that the Borrower is not in violation of any of the covenants contained in the Credit Agreement (as amended by this First Amendment) and the other Loan Documents; that, after giving effect to the transactions contemplated by this First Amendment, no Default or Event of Default has occurred and is continuing; and that the Borrower has satisfied each of the closing conditions to this First Amendment.

                  (d) Certificate of Secretary of the Borrower. The Agent shall have received a certificate of the secretary or assistant secretary of the Borrower certifying that attached thereto is a true and complete copy of the articles of incorporation or the certificate of incorporation of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of the Borrower, as in effect on the date of such


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
         certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Executive Committee of the Board of Directors of the Borrower authorizing the borrowings and other extensions of credit contemplated and the execution, delivery and performance of this First Amendment and the other Loan Documents to be executed in connection herewith; and as to the incumbency and genuineness of the signature of each officer of the Borrower executing this First Amendment and the other Loan Documents to be executed in connection herewith.

                  (e) Certificate of Good Standing. The Agent shall have received a certificate as of a recent date of the good standing or existence, as the case may be, of the Borrower under the laws of its jurisdiction of organization.

                  (f) Payment of Reallocation Costs. The Borrower shall have paid all amounts due, if any, under Section 4.9 of the Credit Agreement arising in connection with the reallocation of the outstanding Revolving Credit Loans, Commitment Percentages of Swingline Loans and Commitment Percentages of L/C Obligations pursuant to Section 2.10 of the Credit Agreement.

                  (g) Opinion of Counsel. The Agent shall have received a favorable opinion of counsel to the Borrower addressed to the Agent and the Lenders with respect to the Borrower, the Loan Documents and such other matters as the Lenders shall request.

         5. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing.

         6. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment and the Loan Documents executed in connection herewith.

         7. Governing Law. This First Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York without reference to the conflicts or choice of law principles thereof.

         8. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.




                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

[CORPORATE SEAL]                      UNITED COMPANIES FINANCIAL
                                             CORPORATION


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      FIRST UNION NATIONAL BANK, as Agent and
                                      Increasing Lender



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                      CREDIT SUISSE FIRST BOSTON, as Increasing
                                            Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




[First Amendment]

         The Guarantors hereby acknowledge and agree to the amendments set forth in this First Amendment and hereby agree that the Guaranty Agreement remains in full force and effect.

[CORPORATE SEAL]                      UNITED COMPANIES LENDING
                                            GROUP, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      UNITED COMPANIES LENDING
                                            CORPORATION



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      PELICAN MORTGAGE COMPANY,
                                      INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      ADOBE, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



[CORPORATE SEAL]                      GINGER MAE, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[First Amendment]

[CORPORATE SEAL]                      UNICOR MORTGAGE, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      SOUTHERN MORTGAGE
                                      ACQUISITION, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      UNITED COMPANIES FUNDING,
                                      INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      GOPHER EQUITY, INC. I



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


[CORPORATE SEAL]                      UNITED CREDIT CARD, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------




[First Amendment]

[CORPORATE SEAL]                      ADOBE FINANCIAL, INC. I



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------





[First Amendment]

                       SCHEDULE 1: LENDERS AND COMMITMENTS


                                                                 COMMITMENT
                                                               AND COMMITMENT
LENDER                                                           PERCENTAGE
------                                                           ----------

First Union National Bank                                        $90,000,000
One First Union Center, DC-6                                     10.5882353%
301 South College Street
Charlotte, North Carolina  28288
Attention:  Ms. Karen Israel
Telephone No.: (704) 383-1663
Telecopy No.:   (704) 374-7102

Morgan Guaranty Trust Company of New York                        $65,000,000
60 Wall Street, 22nd Floor                                       7.6470588%
New York, New York 10260-0060
Attention:  Mr. Seija Hurksinan
Telephone No.: (212) 648-3201
Telecopy No.:   (212) 648-5249

The Bank of New York                                             $60,000,000
One Wall Street-17th Floor                                       7.0588235%
Mortgage Banking Division
New York, New York 10286
Attention:  Mr. William H. Cunningham
Telephone No: (212) 635-6471
Telecopy No:   (212) 635-6468

Credit Suisse First Boston                                       $60,000,000
11 Madison Avenue                                                7.0588235%
20th Floor
New York, New York 10010
Attention:  Mr. Jay Chall
Telephone No.: (212) 325-9010
Telecopy No.:   (212) 325-8320

Fleet Bank, N.A.                                                 $60,000,000
592 5th Avenue                                                   7.0588235%
New York, New York 10036
Attention:  Mr. Kevin Batterton
Telephone: (212) 819-6076
Telecopy:   (212) 819-6207




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

NationsBank, N.A.                                                $60,000,000
901 Main Street, 31st Floor                                      7.0588235%
Dallas, Texas  75202
Attention:  Ms. Carolyn Warren
Telephone No.:  214/508-0994
Telecopy No.:    214/508-0338

Bank One, Louisiana, NA                                          $45,000,000
451 Florida Boulevard                                            5.2941176%
Baton Rouge, Louisiana 70802
Attention:  Mr. Robert Bond
Telephone No.: (504) 332-4268
Telecopy No.:   (504) 332-4234

The First National Bank of Chicago                               $45,000,000
One First National Plaza                                         5.2941176%
16th Floor, Suite 0155
Chicago, IL 60670
Attnention:  Mr. Jason McIntyre
Telephone No: (312) 732-7913
Telecopy No:   (312) 732-4423

First Bank National Association                                  $45,000,000
601 Second Avenue South                                          5.2941176%
MPFP0801
Minneapolis, Minnesota 55402
Attention:  Mr. Edwin D. Jenkins
Telephone No.: (612) 973-0588
Telecopy No.:   (612) 973-0826

Guaranty Federal Bank, F.S.B                                     $45,000,000
8333 Douglas Ave                                                 5.2941176%
Dallas, TX 75225
Attention:  Mr. Gregory S. Leftwich
Telephone No.: (214) 360-1684
Telecopy No:    (214) 360-1660




The Bank of Nova Scotia                                          $25,000,000
Atlanta Agency                                                   2.9411765%
600 Peachtree Street, N.E.
Suite 2700
Atlanta, Georgia 30308
Attention:  Mr. Robert Ahearn
Telephone No.: (404) 877-1500
Telecopy No.:   (404) 888-8998

CIBC, Inc.                                                       $25,000,000
425 Lexington Ave,, 8th Floor                                    2.9411765%
New York, New York 10017
Attention:  Mr. Gerald J. Girardi
Telephone No.: (212) 856-3649
Telecopy No.:      (212) 856-3558

Comerica Bank                                                    $25,000,000
500 Woodward Avenue-MC 3256                                      2.9411765%
Detroit, Michigan 48226
Attention:  Mr. Von L. Ringger
Telephone: (313) 222-9285
Telecopy:   (313) 222-9295

DG Bank Deutsche GenossenschaftsBank,                            $25,000,000
Cayman Island Branch                                             2.9411765%
1 Peachtree Center, Suite 2900
303 Peachtree Street NE
Atlanta, Georgia 30308
Attention:  Mr. Kurt Morris
Telephone No.: (404) 524-3966
Telecopy No.:   (404) 524-4006

The Fuji Bank, Limited, Houston Agency                           $25,000,000
1221 McKinney, Suite 4100                                        2.9411765%
Houston, Texas 77010
Attention:  Mr. Jay Fort
Telephone No.: (713) 650-7855
Telecopy No.:   (713) 759-0048

Hibernia National Bank                                           $25,000,000
440 Third Street                                                 2.9411765%
Baton Rouge, Louisiana 70801
Attention:  Ms. Janet Olson Rack
Telephone No.: (504) 381-2140
Telecopy No.:   (504) 381-2003



National City Bank of Kentucky                                   $25,000,000
421 West Market Street                                           2.9411765%
Louisville, Kentucky 40202
Attention:  Mr. Gary Sieveking
Telephone No.: (502) 581-7660
Telecopy No.:   (502) 581-4154

PNC Bank, Kentucky, Inc.                                         $25,000,000
500 West Jefferson Street                                        2.9411765%
Suite 1200
Louisville, Kentucky 40202
Attention:  Mr. Sloane Graff
Telephone No.: (502) 581-4607
Telecopy No.:   (502) 581-3844

SouthTrust Bank of Alabama, N.A.                                 $25,000,000
420 North 20th Street                                            2.9411765%
6th Floor
Birmingham, Alabama 35203
Attention:  Ms. Amy E. Jackson
Telephone No.: (205) 254-6706
Telecopy No.:   (205) 254-4407

Union Bank of Switzerland, New York Branch                       $25,000,000
299 Park Avenue                                                  2.9411765%
New York, New York 10171
Attention:  Mr. Robert Mendeles
Telephone No.: (212) 821-3020
Telecopy No.:   (212) 821-4541

Deposit Guaranty National Bank                                   $15,000,000
210 East Capitol Street                                          1.7647059%
11th Floor
Jackson, Mississippi 39201
Attention:  Mr. Charles L. Mortimer
Telephone No.: (601) 968-4711
Telecopy No.:   (601) 354-8412

Regions Bank of Louisiana                                        $10,000,000
5353 Essen Lane, Suite 500                                       1.1764706%
Baton Rouge, LA 70809-3587
Attention:  Mr. Brigg A. Baechle
Telephone: (504) 767-9315
Telecopy:   (504) 767-9317




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